Exhibit 99.1

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D

The undersigned hereby agree as follows:

(i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

(ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: May 31, 2012

LED HOLDINGS, LLC

By:	/s/ Steven Wacaster
Name: Steven Wacaster
Title: Manager

PEGASUS CAPITAL ADVISORS, L.P.

By:	Pegasus Capital Advisors GP, L.L.C., its general partner

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: General Counsel and Secretary

PEGASUS CAPITAL ADVISORS GP, L.L.C.

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: General Counsel and Secretary

PP IV (AIV) LED, LLC

By:	Pegasus Partners IV (AIV), L.P.,
its sole member

By:	Pegasus Investors IV, L.P.,
its general partner

By:	Pegasus Investors IV GP, L.L.C.,
general partner

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: General Counsel and Secretary

PP IV LED, LLC

By:	Pegasus Partners, IV, L.P.,
its sole member

By:	Pegasus Investors IV, L.P.,
its general partner

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: General Counsel and Secretary

PEGASUS PARTNERS IV, L.P.

By:	Pegasus Investors IV, L.P.
its general partner

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: General Counsel and Secretary

LSGC HOLDINGS LLC

By:	Pegasus Partners IV, L.P.,
its managing member

By:	Pegasus Investors IV, L.P.,
its general partner

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: General Counsel and Secretary

LSGC HOLDINGS II LLC

By:	Pegasus Partners IV, L.P.,
its sole member

By:	Pegasus Investors IV, L.P.,
its general partner

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: General Counsel and Secretary

PCA LSG HOLDINGS, LLC

By:	Pegasus Capital, LLC,
its managing member

By:	/s/ Craig Cogut
Name: Craig Cogut
Title: President & Managing Member

PEGASUS INVESTORS IV, L.P.

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: General Counsel and Secretary

PEGASUS INVESTORS IV GP, L.L.C.

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: General Counsel and Secretary

PEGASUS CAPITAL, LLC

By:	/s/ Craig Cogut
Name: Craig Cogut
Title: President & Managing Member

/s/ Craig Cogut
CRAIG COGUT